-----NUMBER------              [GRAPHIC OMITTED]               -----SHARES-----
NY                  INCORPORATED UNDER THE LAWS
-----------------    OF THE STATE OF NEW YORK                  ----------------

                                                                COMMON STOCK

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              CUSIP 681919 10 6

                               Omnicom Group Inc.

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THIS CERTIFIES THAT


IS THE OWNER OF
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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Omnicom Group Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation, as amended, and its By-Laws, as amended (copies of which are on file at the office of the Corporation), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[OMNICOM GROUP INC. CORPORATE SEAL]

Dated:

COUNTERSIGNED AND REGISTERED:

      ChaseMellon Shareholder Services, L.L.C.
                   [NEW YORK]

BY                                 TRANSFER AGENT
                                   AND REGISTRAR

                              AUTHORIZED SIGNATURE

                           /s/ Barry Wagner           /s/ Bruce Crawford
                              SECRETARY                    CHAIRMAN

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of                  under Uniform Gifts to
          survivorship and not as tenants                 Minors Act __________
          in common                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________

                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                        CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.